UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   January 20, 2003

PIVOTAL CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

000-26867	98-0366456

(Commission file number)	(I.R.S. Employer Identification No.)

Suite 700 – 858 Beatty Street
Vancouver, British Columbia, V6B 1C1

(Address of Principal Executive Offices and Zip Code)

Telephone (604) 699-8000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Item 9.  Regulation FD Disclosure

Pivotal Special Committee and CDC
Provide Update on their
Transaction

Vancouver, B.C. and Hong Kong - January 20, 2004 - The Special Committee of Pivotal Corporation ("Pivotal") (Nasdaq: PVTL; TSX: PVT) and chinadotcom corporation ("CDC") (Nasdaq: CHINA) are providing an update on developments which have occurred since the last joint press release on January 15, 2004.

Pivotal has now received all necessary information from CDC to permit Pivotal to complete the materials necessary for a meeting of Pivotal’s securityholders to approve the transaction between Pivotal and CDC. This means that both the $2.14 cash and share option and the $2.00 cash option will be available to Pivotal’s shareholders.

The board of directors and Special Committee of Pivotal have approved the meeting materials and Pivotal intends to make an application today to the British Columbia Supreme Court authorizing the calling of a meeting to approve the transaction with CDC. If the court makes the order being requested, Pivotal will hold a meeting of securityholders to approve the transaction on February 23, 2004. Pivotal expects meeting material to be mailed to securityholders within a few days after the order is made.

Pivotal’s Special Committee and CDC will keep investors updated as developments warrant.

Forward Looking Statements

This press release contains forward-looking statements, including those relating to the satisfaction of the obligations contained in the definitive arrangement agreement, the date of the initial and final court applications in respect of the pending transaction, the extraordinary meeting of Pivotal’s shareholders to consider the transaction with chinadotcom and CDC and the closing of such transaction. Forward-looking statements include statements about plans and proposals for future actions, or events or conditions that may occur in the future. The words “believe,” “expect,” “intend,” “anticipate,” variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to risks and uncertainties and other factors that could cause actual events, conditions or results to differ materially from those anticipated in the forward-looking statements, as a result of a variety of risks, uncertainties and other factors, including, without limitation the possibility that all information needed for the proxy circular may not be delivered when anticipated, the proxy circular may take longer than anticipated to prepare, that conditions to closing of any acquisition agreement may not be satisfied, that one or more third parties may make competing acquisition proposals, commence litigation or take other action to seek to delay or prevent consummation of a transaction, or other events may cause Pivotal’s board to deem it advisable to hold the shareholders meeting at a different time or place than presently anticipated. Pivotal, chinadotcom and CDC assume no obligation to update forward-looking statements to reflect future events.

Investor and Press Contacts:

Mackenzie Partners —

Larry Dennedy (212) 929-5239 ldennedy@mackenziepartners.com	Daniel Burch (212) 929-5748 dburch@mackenziepartners.com

Media Relations

Jane Cheng, Public Relations Manager

Tel : Fax : e-mail :	(852) 2961 2750 (852) 2571 0410 jane.cheng@hk.china.com

Investor Relations

Craig Celek, US, VP, Investor Relations

Tel : Fax : e-mail :	1 (212) 661-2160 1 (973) 591 9976 craig.celek@hk.china.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

PIVOTAL CORPORATION

Date: January 20, 2004
/s/ Trevor Wiebe
Trevor Wiebe In-House Counsel and Corporate Secretary